Exhibit 25

                             POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below, in his or her capacity as a Director or Officer of NUI Corporation ("NUI"), hereby constitutes and appoints James R. Van Horn his or her true and lawful attorney-in-fact and agent, with full power of substitution, for him or her and in his or her name, place and stead, and in any and all capacities, to execute a registration statement on Form S-8 under the Securities Act of 1933 concerning the NUI Employee Stock Purchase Plan and file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and to execute and file any and all amendments thereto (including post-effective amendments), granting unto said attorney-in-fact and agent full power and authority to do each and every act requisite and necessary to be done, as fully and to all intents and purposes as he or she might do in person, and hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue thereof.


     Dated: April 11, 1996                /S/ John Kean, Jr.
                                             John Kean, Jr.

                                          /S/ John Kean
                                             John Kean

                                          /S/ Stephen M. Liaskos
                                             Stephen M. Liaskos

                                          /S/ Calvin R. Carver
                                             Calvin R. Carver

                                          /S/ Vera King Farris
                                              Vera King Farris

                                          /S/ James J. Forese
                                             James J. Forese

                                         /S/ Bernard S. Lee
                                            Bernard S. Lee

                                         /S/ R. Van Whisnand
                                            R. Van Whisnand

                                         /S/ John Winthrop
                                            John Winthrop